UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

AVISTA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-03701	91-0462470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 East Mission Avenue
Spokane, Washington		99202-2600
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 489-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Shareholders of Avista Corp. was held on May 11, 2023. Four proposals were submitted to shareholders as disclosed in Avista Corp.'s Definitive Proxy Statement filed on March 28, 2023, of which all four were approved. There were 75,284,897 shares of common stock issued and outstanding as of March 10, 2023, the record date, with 68,120,835 shares represented at said meeting. The proposals and the results of the voting are as follows:

Proposal 1: Election of eleven directors, for one-year terms expiring at the 2024 Annual Meeting of Shareholders, and until their successors are elected.

Director	For	Against	Abstain	Broker Non-Votes
Julie A. Bentz	62,421,027	324,903	182,609	5,192,296
Donald C. Burke	61,185,948	1,544,429	198,162	5,192,296
Kevin B. Jacobsen	62,441,406	289,933	197,200	5,192,296
Rebecca A. Klein	61,932,002	810,729	185,808	5,192,296
Sena M. Kwawu	62,336,920	362,028	229,591	5,192,296
Scott H. Maw	61,370,281	1,362,218	196,040	5,192,296
Scott L. Morris	57,914,424	4,858,623	155,492	5,192,296
Jeffry L. Philipps	62,380,702	347,784	200,053	5,192,296
Heidi B. Stanley	58,362,809	4,372,487	191,243	5,192,296
Dennis P. Vermillion	62,322,569	446,838	159,132	5,192,296
Janet D. Widmann	61,846,334	890,748	191,457	5,192,296

All directors were elected since the number of votes cast “for” each nominee exceeded the number of votes “against.” Abstentions and broker non-votes had no effect on the election.

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2023.

For	Against	Abstain	Broker Non-Votes
66,223,107	1,749,400	148,328	N/A

This proposal was approved as the number of votes cast “for” exceeded the number of votes “against.” Abstentions had no effect on the outcome.

Proposal 3: Advisory (non-binding) vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
60,982,013	1,594,335	352,191	5,192,296

This advisory (non-binding) resolution was approved as the number of votes cast “for” exceeded the number of votes “against.” Abstentions and broker non-votes had no effect on the outcome.

Proposal 4: Advisory (non-binding) vote to conduct an advisory vote on executive compensation every year.

For	Against	Abstain	Broker Non-Votes
61,758,193	888,902	281,444	5,192,296

This advisory (non-binding) resolution was approved as the number of votes cast “for” exceeded the number of votes “against.” Abstentions and broker non-votes had no effect on the outcome.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Avista Corporation
(Registrant)

Date:	May 16, 2023	By:	/s/ Gregory C. Hesler
Gregory C. Hesler Senior Vice President, General Counsel, Corporate Secretary and Chief Ethics/Compliance Officer